Exhibit 99.1

CoreVest American Finance 2017-1 Trust
Mortgage Pass-Through Certificates
Mortgage Loan and Sample Property Agreed-Upon Procedures

Report To:

CF CoreVest Purchaser LLC
CoreVest American Finance Depositor LLC
Morgan Stanley & Co. LLC
Wells Fargo Securities, LLC

13 October 2017

Report of Independent Accountants on Applying Agreed-Upon Procedures

CF CoreVest Purchaser LLC c/o Fortress Investment Group 1345 Avenue of the Americas, 46th Fl. New York, New York 10105	Morgan Stanley & Co. LLC 1585 Broadway, 25th Floor New York, New York 10036

CoreVest American Finance Depositor LLC 575 Fifth Avenue, 14th Floor New York, New York 10019	Wells Fargo Securities, LLC 375 Park Avenue New York, NY 10152

Re:	CoreVest American Finance 2017-1 Trust Mortgage Pass-Through Certificates (the "Certificates") Mortgage Loan and Sample Property Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the "Specified Parties"), solely to assist CoreVest American Finance Depositor LLC (the "Depositor") in evaluating the accuracy of certain information with respect to the Mortgage Loans (as defined in Attachment A) that will secure the Certificates and certain Mortgaged Properties (as defined in Attachment A) that secure the Mortgage Loans relating to the CoreVest American Finance 2017-1 Trust securitization transaction (the "Transaction"). This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, CF CoreVest Purchaser LLC ("CoreVest"), on behalf of the Depositor, provided us with:
a.	Certain electronic data files containing information relating to the Mortgage Loans (the "Mortgage Loan Data Files"),
b.	Certain electronic data files containing information relating to the Mortgaged Properties (the "Property Data Files," and together with the Mortgage Loan Data Files, the "Data Files"),
c.	Electronic copies of the loan files for the Mortgage Loans and certain Mortgaged Properties which contain copies of:
	i.	Various source documents relating to the Mortgage Loans (the "Mortgage Loan Source Documents") and
ii.
Appraisal or desktop review reports (the "Appraisals") and/or broker price opinions (the "BPOs," and together with the Appraisals, the "Property Source Documents") relating to certain Mortgaged Properties,

d.
An electronic data file labeled "Active Term Data Tape 2017-1 v98 - SENT TO EY.xlsb" with a tab labeled "MSA List by Zipcode" (the "MSA Support File," and together with the Property Source Documents, the "Property Sources") which contains metropolitan statistical area information for certain zip codes,

e.
A schedule (the "Property Sampling Schedule"), certain information from which is shown on Exhibit 2 to Attachment A, that CoreVest, on behalf of the Depositor, indicated contains a list of loan identification numbers (each, a "Loan ID") corresponding to certain fixed-rate mortgage loans,

f.
A list of characteristics on the Property Data Files (the "Property Sample Characteristics"), which are described in Attachment A, that CoreVest, on behalf of the Depositor, instructed us to compare to information contained in the Property Sources,

g.
A list of characteristics on the Mortgage Loan Data Files (the "Compared Mortgage Loan Characteristics"), which are listed on Exhibit 5 to Attachment A, that CoreVest, on behalf of the Depositor, instructed us to compare to information contained in the Mortgage Loan Source Documents,

h.
A list of characteristics on the Data Files (the "Recalculated Characteristics"), which are described in Attachment A, that CoreVest, on behalf of the Depositor, instructed us to recalculate using information on the Data Files,

i.
A list of characteristics on the Mortgage Loan Data Files (the "Provided Mortgage Loan Characteristics"), which are listed on Exhibit 6 to Attachment A, on which CoreVest, on behalf of the Depositor, instructed us to perform no procedures,

j.	A draft of the preliminary confidential offering circular for the Transaction (the "Draft Preliminary Offering Circular") and
k.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Data Files, Mortgage Loan Source Documents, Property Sources, Property Sampling Schedule, Property Sample Characteristics, Compared Mortgage Loan Characteristics, Recalculated Characteristics, Provided Mortgage Loan Characteristics, Draft Preliminary Offering Circular and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Data Files. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Mortgage Loan Source Documents, Property Sources, Property Sampling Schedule, Provided Mortgage Loan Characteristics, Draft Preliminary Offering Circular or any other information provided to us by CoreVest, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to: (a) the existence of the Mortgage Loans and Mortgaged Properties, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by CoreVest, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This agreed-upon procedures engagement was not performed for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a "rating agency") or
b.	Making any findings with respect to:
	i.	Whether the origination of the Mortgage Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
	ii.	The value of the collateral securing the Mortgage Loans,
	iii.	Whether the originators of the Mortgage Loans complied with federal, state or local laws or regulations or
iv.
Any other factor or characteristic of the Mortgage Loans that would be material to the likelihood that the Certificates will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

13 October 2017

Attachment A Page 1 of 12

Background

For the purpose of the procedures described in this report, CoreVest, on behalf of the Depositor, indicated that:
a.	The primary source of payments on the Certificates will be 87 fixed-rate mortgage loans (the "Mortgage Loans") and
b.	The Mortgage Loans are secured by first liens on 2,327 mortgaged properties (the "Mortgaged Properties") which consist of:
	i.	1,785 single-family residential properties,
	ii.	218 condominiums,
	iii.	208 2-4 unit residential properties,
	iv.	83 townhomes and
	v.	33 multifamily properties.

Procedures performed and our associated findings

1.
CoreVest, on behalf of the Depositor, provided us with an electronic data file labeled "Active Term Data Tape 2017-1 v76 - SENT TO EY.xlsb" ("Preliminary Property Data File 1") and the corresponding record layout and decode information, that CoreVest, on behalf of the Depositor, indicated contains information relating to 2,336 mortgaged properties (the "Preliminary Properties 1") that secure 85 mortgage loans (the "Preliminary Mortgage Loans 1").

As instructed by CoreVest, on behalf of the Depositor, we selected a sample of Preliminary Properties 1 from Preliminary Property Data File 1 using the sample selection methodology provided by CoreVest, on behalf of the Depositor, that is described in the succeeding paragraph of this Item 1.

For each Preliminary Mortgage Loan 1, all of which are listed on the Property Sampling Schedule, CoreVest, on behalf of the Depositor, instructed us to:
	a.	Multiply 25% by the number of Preliminary Properties 1 which:
		i.	Secure such Preliminary Mortgage Loan 1 and
		ii.	Have "Y" for the "parent" characteristic on Preliminary Property Data File 1,
	b.	Round the value computed in a. above up to the nearest integer and
	c.	Select a random sample of Preliminary Properties 1 from Preliminary Property Data File 1 equal to the number computed in b. above from the population of Preliminary Properties 1 which:
		i.	Secure such Preliminary Mortgage Loan 1 and
		ii.	Have "Y" for the "parent" characteristic on Preliminary Property Data File 1.

Attachment A Page 2 of 12

1.	(continued)

The application of the sample selection methodology described above resulted in the selection of 751 Preliminary Properties 1 (the "Sample Properties 1"). The Sample Properties 1 are shown on Exhibit 1 to Attachment A. For the purpose of this procedure, CoreVest, on behalf of the Depositor, did not inform us as to the basis for the instructions or methodology they instructed us to use to select the Sample Properties 1 from Preliminary Property Data File 1.

2.
For each Sample Property 1 (except for the Not Reviewed Sample Properties (as defined herein)), we compared the characteristics listed on Exhibit 3 to Attachment A (the "Base Property Sample Characteristics"), as shown on Preliminary Property Data File 1, to the corresponding information located in the Property Source Documents that were provided by CoreVest, on behalf of the Depositor, subject to the instructions, qualifications, assumptions and methodologies provided by CoreVest, on behalf of the Depositor, that are stated in the notes to Exhibit 3 to Attachment A. The Property Source Document(s) that we were instructed by CoreVest, on behalf of the Depositor, to use for each Base Property Sample Characteristic are indicated on Exhibit 3 to Attachment A. Except for the information shown on Exhibit 4 to Attachment A, all such compared information was in agreement.

For the purpose of the procedures described in this Item 2., all references to the "Sample Properties" and "Property Data File" in the notes to Exhibit 3 to Attachment A refer to the "Sample Properties 1" and "Preliminary Property Data File 1," respectively.

CoreVest, on behalf of the Depositor, instructed us to not to perform any procedures on ten (10) Sample Properties 1 (the "Not Reviewed Sample Properties"). The Not Reviewed Sample Properties are shown on Exhibit 1 to Attachment A.

3.
CoreVest, on behalf of the Depositor, provided us with an electronic data file labeled "Active Term Data Tape 2017-1 v83 - SENT TO EY.xlsx" ("Preliminary Property Data File 2") and the corresponding record layout and decode information, that CoreVest, on behalf of the Depositor, indicated contains information on 2,292 mortgaged properties (the "Preliminary Properties 2") that secure 83 mortgage loans (the "Preliminary Mortgage Loans 2").

As instructed by CoreVest, on behalf of the Depositor, we selected a sample of Preliminary Properties 2 from Preliminary Property Data File 2 using the sample selection methodology provided by CoreVest, on behalf of the Depositor, that is described in the succeeding paragraph of this Item 3.

Attachment A Page 3 of 12

3.	(continued)

For each of the three (3) Preliminary Mortgage Loans 2 listed on the Property Sampling Schedule, CoreVest, on behalf of the Depositor, instructed us to:
	a.	Multiply 25% by the number of Preliminary Properties 2 which:
		i.	Secure such Preliminary Mortgage Loan 2 and
		ii.	Have "Y" for the "parent" characteristic on Preliminary Property Data File 2,
	b.	Round the value computed in a. above up to the nearest integer,
	c.	Subtract the number of Sample Properties 1 selected in Item 1. corresponding to such Preliminary Mortgage Loan 2 and
d.
Select a random sample of Preliminary Properties 2 (which are not Sample Properties 1) from Preliminary Property Data File 2 equal to the number computed in c. above from the population of Preliminary Properties 2 which:

		i.	Secure such Preliminary Mortgage Loan 2 and
		ii.	Have "Y" for the "parent" characteristic on Preliminary Property Data File 2.

The application of the sample selection methodology described above resulted in the selection of ten (10) Preliminary Properties 2 (the "Added Sample Properties 1"). The Added Sample Properties 1 are shown on Exhibit 1 to Attachment A. For the purpose of this procedure, CoreVest, on behalf of the Depositor, did not inform us as to the basis for the instructions or methodology they instructed us to use to select the Added Sample Properties 1 from Preliminary Property Data File 2, or the basis for the inclusion of the three (3) Preliminary Mortgage Loans 2 on the Property Sampling Schedule. We performed no procedures relating to the 80 Preliminary Mortgage Loans 2 that were not included on the Property Sampling Schedule.

4.
For each Added Sample Property 1, we compared the Base Property Sample Characteristics listed on Exhibit 3 to Attachment A, as shown on Preliminary Property Data File 2, to the corresponding information located in the Property Source Documents that were provided by CoreVest, on behalf of the Depositor, subject to the instructions, qualifications, assumptions and methodologies provided by CoreVest, on behalf of the Depositor, that are stated in the notes to Exhibit 3 to Attachment A. The Property Source Document(s) that we were instructed by CoreVest, on behalf of the Depositor, to use for each Base Property Sample Characteristic are indicated on Exhibit 3 to Attachment A. All such compared information was in agreement.

For the purpose of the procedures described in this Item 4., all references to the "Sample Properties" and "Property Data File" in the notes to Exhibit 3 to Attachment A refer to the "Added Sample Properties 1" and "Preliminary Property Data File 2," respectively.

Attachment A Page 4 of 12

5.
CoreVest, on behalf of the Depositor, provided us with an electronic data file labeled "Active Term Data Tape 2017-1 v92 - SENT TO EY.XLSB" ("Preliminary Property Data File 3," together with Preliminary Property Data File 1 and Preliminary Property Data File 2, the "Preliminary Property Data Files") and the corresponding record layout and decode information, that CoreVest, on behalf of the Depositor, indicated contains information relating to 2,327 mortgaged properties (the "Preliminary Properties 3") that secure 87 mortgage loans (the "Preliminary Mortgage Loans 3").

As instructed by CoreVest, on behalf of the Depositor, we selected a sample of Preliminary Properties 3 from Preliminary Property Data File 3 using the sample selection methodology provided by CoreVest, on behalf of the Depositor, that is described in the succeeding paragraph of this Item 5.

For each of the five (5) Preliminary Mortgage Loans 3 listed on the Property Sampling Schedule, CoreVest, on behalf of the Depositor, instructed us to:
	a.	Multiply 25% by the number of Preliminary Properties 3 which:
		i.	Secure such Preliminary Mortgage Loan 3 and
		ii.	Have "Y" for the "parent" characteristic on Preliminary Property Data File 3,
	b.	Round the value computed in a. above up to the nearest integer and
	c.	Select a random sample of Preliminary Properties 3 from Preliminary Property Data File 3 equal to the number computed in b. above from the population of Preliminary Properties 3 which:
		i.	Secure such Preliminary Mortgage Loan 3 and
		ii.	Have "Y" for the "parent" characteristic on Preliminary Property Data File 3.

The application of the sample selection methodology described above resulted in the selection of 34 Preliminary Properties 3 (the "Added Sample Properties 2," together with the Sample Properties 1 and Added Sample Properties 1, the "Sample Properties"). The Added Sample Properties 2 are shown on Exhibit 1 to Attachment A. For the purpose of this procedure, CoreVest, on behalf of the Depositor, did not inform us as to the basis for the instructions or methodology they instructed us to use to select the Added Sample Properties 2 from Preliminary Property Data File 3, or the basis for the inclusion of the five (5) Preliminary Mortgage Loans 3 on the Property Sampling Schedule. We performed no procedures relating to the 82 Preliminary Mortgage Loans 3 that were not included on the Property Sampling Schedule.

6.
For each Added Sample Property 2, we compared the Base Property Sample Characteristics listed on Exhibit 3 to Attachment A, as shown on Preliminary Property Data File 3, to the corresponding information located in the Property Source Documents that were provided by CoreVest, on behalf of the Depositor, subject to the instructions, qualifications, assumptions and methodologies provided by CoreVest, on behalf of the Depositor, that are stated in the notes to Exhibit 3 to Attachment A. The Property Source Document(s) that we were instructed by CoreVest, on behalf of the Depositor, to use for each Base Property Sample Characteristic are indicated on Exhibit 3 to Attachment A. All such compared information was in agreement.

Attachment A Page 5 of 12

6.	(continued)

For the purpose of the procedures described in this Item 6., all references to the "Sample Properties" and "Property Data File" in the notes to Exhibit 3 to Attachment A refer to the "Added Sample Properties 2" and "Preliminary Property Data File 3," respectively.

7.
CoreVest, on behalf of the Depositor, provided us with an electronic data file labeled "Active Term Data Tape 2017-1 v98 - SENT TO EY.xlsb" (the "Final Property Data File," which together with the Preliminary Property Data Files comprise the Property Data Files) and the corresponding record layout and decode information, that CoreVest, on behalf of the Depositor, indicated contains information on the Mortgage Loans and Mortgaged Properties as of the related due date of each Mortgage Loan in October 2017 (the "Cut-Off Date").

We compared the property identification number (the "Property Unit ID") for each Sample Property, as shown on the applicable Preliminary Property Data File, to the corresponding Property Unit ID on the Final Property Data File and noted that:

a.
760 of the Mortgaged Properties included on the Final Property Data File were Sample Properties, ten (10) of which were the Not Reviewed Sample Properties (the remaining 750 Sample Properties included on the Final Property Data File are hereinafter referred to as the "Final Sample Properties") and

	b.	35 Sample Properties were not included on the Final Property Data File (the "Removed Sample Properties"), which are shown on Exhibit 1 to Attachment A.

For the purpose of performing the comparison described above, CoreVest, on behalf of the Depositor, provided the decode table shown below, and instructed us to use the value shown in the "Updated Property Unit ID" column for the Sample Properties which correspond to the "Property Unit ID" that is shown in the "Property Unit ID" column.

Property Unit ID	Updated Property Unit ID
19735-22-1	19735-9-1
19735-3-1	19735-1-3
19735-25-1	19735-12-1
19735-21-1	19735-8-1
19735-4-1	19735-1-4
19735-37-1	19735-24-1
19735-13-1	19735-1-13
19735-14-1	19735-1-14
19735-11-1	19735-1-11
19735-8-1	19735-1-8
19781-7-1	19781-6-2
19843-4-1	19843-8-3
19843-9-1	19843-9-4
19843-5-1	19843-8-4

Attachment A Page 6 of 12

8.
For each Final Sample Property, we compared the Base Property Sample Characteristics listed on Exhibit 3 to Attachment A, as shown on Final Property Data File, to the corresponding information that we identified in performing the procedures described in Items 2., 4. and 6. above, as applicable. All such compared information was in agreement.

For the purpose of the procedures described in this Item 8., all references to the "Sample Properties" and "Property Data File" in the notes to Exhibit 3 to Attachment A refer to the "Final Sample Properties" and "Final Property Data File," respectively.

9.
For each Mortgaged Property, we compared the "closest MSA" characteristic (the "Closest MSA Property Sample Characteristic," which together with the Base Property Sample Characteristics comprise the Property Sample Characteristics), as shown on the Final Property Data File, to the metropolitan statistical area information on the MSA Support File for the corresponding "zip code," as shown on the Final Property Data File. All such compared information was in agreement.

10.
CoreVest, on behalf of the Depositor, provided us with an electronic data file (the "Preliminary Mortgage Loan Data File") and the corresponding record layout and decode information, that CoreVest, on behalf of the Depositor, indicated contains information relating to the Mortgage Loans as of the Cut-Off Date.

For each Mortgage Loan on the Preliminary Mortgage Loan Data File, we compared the Compared Mortgage Loan Characteristics listed on Exhibit 5 to Attachment A, as shown on the Preliminary Mortgage Loan Data File, to the corresponding information located in the Mortgage Loan Source Documents that were provided by CoreVest, on behalf of the Depositor, subject to the instructions, qualifications, assumptions, methodologies and exceptions stated in the notes to Exhibit 5 to Attachment A and the next paragraph of this Item 10.

The Mortgage Loan Source Document(s) that CoreVest, on behalf of the Depositor, instructed us to use for each Compared Mortgage Loan Characteristic are indicated on Exhibit 5 to Attachment A. Where more than one Mortgage Loan Source Document is listed for a Compared Mortgage Loan Characteristic, CoreVest, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Mortgage Loan Data File for the Compared Mortgage Loan Characteristic agreed with the corresponding information on at least one of the Mortgage Loan Source Documents that are listed for such Compared Mortgage Loan Characteristic on Exhibit 5 to Attachment A. We performed no procedures to reconcile any differences that may exist between various Mortgage Loan Source Documents for any of the Compared Mortgage Loan Characteristics listed on Exhibit 5 to Attachment A.

11.
As instructed by CoreVest, on behalf of the Depositor, we adjusted the information on the Preliminary Mortgage Loan Data File to correct all the differences we noted in performing the procedures described in Item 10. above and provided a list of such differences to CoreVest. The Preliminary Mortgage Loan Data File, as so adjusted, is hereinafter referred to as the "Updated Mortgage Loan Data File."

Attachment A Page 7 of 12

12.
Subsequent to the performance of the procedures described in Items 10. and 11. above, CoreVest, on behalf of the Depositor, provided us with an electronic data file (the "Final Mortgage Loan Data File," which together with the Preliminary Mortgage Loan Data File comprise the Mortgage Loan Data Files) and the corresponding record layout and decode information, that CoreVest, on behalf of the Depositor, indicated contains information relating the Mortgage Loans as of the Cut-Off Date.

Using information on the:
	a.	Final Mortgage Loan Data File and
	b.	Updated Mortgage Loan Data File,

we compared each Compared Mortgage Loan Characteristic listed on Exhibit 5 to Attachment A, all as shown on the Final Mortgage Loan Data File, to the corresponding information on the Updated Mortgage Loan Data File. All such compared information was in agreement.

13.	Using the:
	a.	First Payment Date and
	b.	Initial Maturity Date

of each Mortgage Loan, both as shown on the Final Mortgage Loan Data File, we recalculated the "Original Term to Maturity (months)" of each Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

14.	Using the:
	a.	Mortgage Loan Initial Funded Amount ($),
	b.	Interest Rate (adjusted as described in the succeeding paragraph of this Item 14., as applicable) and
	c.	Monthly Debt Service ($)

of each Mortgage Loan (except for the Interest Only Mortgage Loans (as defined in Note 6 of Exhibit 5 to Attachment A), which are described in the final paragraph of this Item 14.), all as shown on the Final Mortgage Loan Data File, and assuming that each Mortgage Loan has a fixed level monthly payment, we recalculated the "Original Amortization Term (months)" of each Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For the purpose of the "Original Amortization Term (months)" recalculation described above for each Mortgage Loan (except for Interest Only Mortgage Loans), all of which have an "Interest Rate Accrual" of "Actual/360," as shown on the Final Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to multiply the "Interest Rate," as shown on the Final Mortgage Loan Data File, by a fraction equal to 365/360.

For the Interest Only Mortgage Loans, CoreVest, on behalf of the Depositor, instructed us to use "N/A" for the "Original Amortization Term (months)" characteristic.

Attachment A Page 8 of 12

15.
Using the "First Payment Date" of each Mortgage Loan, as shown on the Final Mortgage Loan Data File, we recalculated the "Seasoning (months)" of each Mortgage Loan as of the Cut-Off Date. We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

16.	Using the:
	a.	Mortgage Loan Initial Funded Amount ($),
	b.	Interest Rate Accrual,
	c.	Seasoning (months),
	d.	IO Term (months),
	e.	First Payment Date,
	f.	Initial Maturity Date,
	g.	Interest Rate and
	h.	Monthly Debt Service ($)

of each Mortgage Loan, all as shown on the Final Mortgage Loan Data File, we recalculated the principal balance of each Mortgage Loan as of the Cut-Off Date (the "Cut-Off Date Principal Balance") and as of the "Initial Maturity Date" of the Mortgage Loan (the "Maturity Date Balance"), assuming all scheduled payments of principal and/or interest on the Mortgage Loans are made and that there are no prepayments or other unscheduled collections. We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement. For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

17.
Using the "Cut-Off Date Principal Balance" of the Mortgage Loans, as shown on the Final Mortgage Loan Data File, we recalculated the "% of Pool" of each Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

18.	Using the:
	a.	Original Term to Maturity (months) and
	b.	Seasoning (months)

of each Mortgage Loan, both as shown on the Final Mortgage Loan Data File, we recalculated the "Remaining Term (months)" of each Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

Attachment A Page 9 of 12

19.	Using the:
	a.	IO Term (months),
	b.	Original Amortization Term (months) and
	c.	Seasoning (months)

of each Mortgage Loan (except for the Interest Only Mortgage Loans, which are described in the succeeding paragraph of this Item 19.), all as shown on the Final Mortgage Loan Data File, we recalculated the "Remaining Amortization Term (months)" of each Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For the Interest Only Mortgage Loans, CoreVest, on behalf of the Depositor, instructed us to use "N/A" for the "Remaining Amortization Term (months)" characteristic.

20.	Using the:
	a.	IO Term (months) and
	b.	Seasoning (months)

of each Mortgage Loan, (except for the Mortgage Loans with an "Amortization Type" of "Amortizing Balloon," as shown on the Final Mortgage Loan Data File, which are described in the succeeding paragraph of this Item 20.), both as shown on the Final Mortgage Loan Data File, we recalculated the "Remaining IO Term (months)" of each Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For the Mortgage Loans with an "Amortization Type" of "Amortizing Balloon," as shown on the Final Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to use "N/A" for the "Remaining IO Term (months)" characteristic.

21.
Using the "Monthly Debt Service ($)" of each Mortgage Loan, as shown on the Final Mortgage Loan Data File, we recalculated the "Annualized Debt Service Payment ($)" of each Mortgage Loan as twelve (12) times the "Monthly Debt Service ($)" of the Mortgage Loan, as shown on the Final Mortgage Loan Data File. We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

22.	Using the:
	a.	Servicing Fee Rate,
	b.	Trustee/Note Administrator Fee Rate and
	c.	CREFC® License Fee Rate

of each Mortgage Loan, all as shown on the Final Mortgage Loan Data File, we recalculated the "Administration Fee Rate" of each Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

Attachment A Page 10 of 12

23.	Using the:
	a.	Interest Rate and
	b.	Administration Fee Rate

of each Mortgage Loan, both as shown on the Final Mortgage Loan Data File, we recalculated the "Net Mortgage Rate" of each Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

24.	Using:
	a.	Information on the Final Mortgage Loan Data File and
	b.	The applicable calculation methodologies and assumptions described in the Draft Preliminary Offering Circular, we recalculated the:
		i.	Mortgage Loan UW NOI DSCR,
		ii.	Mortgage Loan UW NCF DSCR,
		iii.	Mortgage Loan Cutoff NOI Debt Yield,
		iv.	Mortgage Loan Cutoff NCF Debt Yield,
		v.	Origination Date LTV Ratio,
		vi.	Cut-Off Date LTV Ratio and
		vii.	Maturity Date LTV Ratio

of each Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement. For the purpose of this procedure, we were instructed by CoreVest, on behalf of the Depositor, to round the "Mortgage Loan UW NOI DSCR" and "Mortgage Loan UW NCF DSCR" to two decimal places and the "Mortgage Loan Cutoff NOI Debt Yield," "Mortgage Loan Cutoff NCF Debt Yield," "Origination Date LTV Ratio," "Cut-Off Date LTV Ratio" and "Maturity Date LTV Ratio" to the nearest 1/10th of one percent.

25.	Using:
	a.	Information on the Final Mortgage Loan Data File and
	b.	The applicable calculation methodologies and assumptions described in the Draft Preliminary Offering Circular, we recalculated the:
		i.	NOI DSCR as of 6/30,
		ii.	NCF DSCR as of 6/30 and
		iii.	NCF Debt Yield as of 6/30

of each Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement. For the purpose of this procedure, we were instructed by CoreVest, on behalf of the Depositor, to round the "NOI DSCR as of 6/30" and "NCF DSCR as of 6/30" to two decimal places and the "NCF Debt Yield as of 6/30" to the nearest 1/10th of one percent.

Attachment A Page 11 of 12

26.	Using the:
	a.	Original Yield Maintenance Period and
	b.	Seasoning (months)

of each Mortgage Loan, both as shown on the Final Mortgage Loan Data File, we recalculated the "Current Yield Maintenance Period" of each Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

27.
Using the "Guarantor" of each Mortgage Loan, as shown on the Final Mortgage Loan Data File, we identified those Mortgage Loans that had at least one common "Guarantor" (the "Related Guarantor Loans"). We compared the "Related Guarantor Loan" information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For the purpose of comparing the "Related Guarantor Loan" characteristic for the Mortgage Loans identified on the Final Mortgage Loan Data File with Loan IDs of:
	a.	"20842" and
	b.	"20993,"

both as shown on the Final Mortgage Loan Data File, which do not have at least one common "Guarantor," CoreVest, on behalf of the Depositor, indicated that the respective "Guarantors" shown on the Final Mortgage Loan Data File are related entities and instructed us to use "Group 4" for the "Related Guarantor Loan" characteristic.

28.
For each Mortgaged Property, we compared the "Closing Date Allocated Loan Amount" characteristic, as shown on the Final Property Data File, to the corresponding information in the loan agreement or loan modification agreement Mortgage Loan Source Documents for the related Mortgage Loan. All such compared information was in agreement. For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to ignore differences of +1- $1.00 or less.

29.
Using the "Closing Date Allocated Loan Amount" of the Mortgaged Properties, as shown on the Final Property Data File, we recalculated the "% of Allocated Loan Amount" of each Mortgaged Property. We compared this recalculated information to the corresponding information on the Final Property Data File and found such information to be in agreement.

Attachment A Page 12 of 12

30.	Using the:
	a.	Cut-Off Date Principal Balance and
	b.	Maturity Date Balance

of each Mortgage Loan, both as shown on the Final Mortgage Loan Data File, and the "Closing Date Allocated Loan Amount" of each Mortgaged Property, as shown on the Final Property Data File, we recalculated the principal balance of each Mortgaged Property as of the Cut-Off Date (the "Cut-Off Date Allocated Loan Amount") and as of the "Initial Maturity Date" of the related Mortgage Loan (the "Maturity Date Allocated Loan Amount"), based on the calculation methodology provided by CoreVest, on behalf of the Depositor, that is described in the succeeding paragraph of this Item 30. We compared this recalculated information to the corresponding information on the Final Property Data File and found such information to be in agreement. For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to allocate the "Cut-Off Date Principal Balance" and "Maturity Date Balance" of each Mortgage Loan, as shown on the Final Mortgage Loan Data File, to the respective Mortgaged Properties that secure such Mortgage Loan on a pro-rata basis using the "Closing Date Allocated Loan Amount" for the Mortgaged Properties, as shown on the Final Property Data File.

Exhibit 1 to Attachment A Page 1 of 3

Sample Property Number	Loan ID	Property ID	Sample Properties 1	Not Reviewed Sample Properties	Added Sample Properties 1	Added Sample Properties 2	Removed Sample Properties	Sample Property Number	Loan ID	Property ID	Sample Properties 1	Not Reviewed Sample Properties	Added Sample Properties 1	Added Sample Properties 2	Removed Sample Properties
1	19534	19534-9	X					130	19863	19863-121	X
2	19534	19534-2	X					131	19863	19863-143	X
3	19534	19534-24	X					132	19863	19863-133	X
4	19534	19534-22	X					133	19863	19863-30	X
5	19534	19534-20	X					134	19863	19863-59	X
6	19534	19534-4	X					135	19863	19863-78	X
7	19534	19534-13	X					136	19863	19863-123	X
8	19534	19534-18	X					137	19863	19863-14	X
9	19536	19536-38	X					138	19863	19863-113	X
10	19536	19536-13	X					139	19863	19863-127	X
11	19536	19536-36	X					140	19863	19863-25	X
12	19536	19536-26	X					141	19863	19863-71	X
13	19536	19536-19	X					142	19863	19863-161	X
14	19536	19536-31	X					143	19863	19863-23	X
15	19536	19536-45	X					144	19863	19863-87	X
16	19536	19536-8	X					145	19863	19863-52	X
17	19536	19536-39	X					146	19863	19863-159	X
18	19536	19536-11	X					147	19863	19863-147	X
19	19536	19536-2	X					148	19863	19863-152	X
20	19536	19536-25	X					149	19863	19863-112	X
21	19544	19544-3	X					150	19869	19869-9	X
22	19544	19544-1	X					151	19869	19869-4	X
23	19544	19544-4	X					152	19869	19869-8	X
24	19544	19544-8	X					153	19869	19869-16	X
25	19545	19545-25	X				X	154	19869	19869-11	X
26	19545	19545-12	X				X	155	20005	20005-5	X
27	19545	19545-3	X				X	156	20005	20005-2	X
28	19545	19545-30	X				X	157	20005	20005-4	X
29	19545	19545-38	X				X	158	20005	20005-3	X
30	19545	19545-24	X				X	159	20033	20033-1	X
31	19545	19545-18	X				X	160	20033	20033-3	X
32	19545	19545-6	X				X	161	20033	20033-10	X
33	19545	19545-1	X				X	162	20040	20040-74	X
34	19545	19545-27	X				X	163	20040	20040-49	X
35	19547	19547-2	X				X	164	20040	20040-58	X
36	19547	19547-3	X				X	165	20040	20040-78	X
37	19547	19547-6	X				X	166	20040	20040-37	X
38	19547	19547-4	X				X	167	20040	20040-46	X
39	19599	19599-31	X					168	20040	20040-34	X
40	19599	19599-16	X					169	20040	20040-15	X
41	19599	19599-13	X					170	20040	20040-16	X
42	19599	19599-21	X					171	20040	20040-86	X
43	19599	19599-28	X					172	20040	20040-71	X
44	19599	19599-10	X					173	20040	20040-59	X
45	19599	19599-29	X					174	20040	20040-52	X
46	19599	19599-30	X					175	20040	20040-87	X
47	19599	19599-25	X					176	20040	20040-70	X
48	19599	19599-11	X					177	20040	20040-32	X
49	19658	19658-6	X					178	20040	20040-82	X
50	19658	19658-2	X					179	20040	20040-12	X
51	19735	19735-39	X					180	20040	20040-69	X
52	19735	19735-22	X					181	20040	20040-85	X
53	19735	19735-3	X	X				182	20040	20040-66	X
54	19735	19735-45	X					183	20040	20040-25	X
55	19735	19735-25	X					184	20046	20046-8	X
56	19735	19735-21	X					185	20046	20046-6	X
57	19735	19735-4	X	X				186	20047	20047-5	X
58	19735	19735-37	X					187	20047	20047-17	X
59	19735	19735-13	X	X				188	20047	20047-23	X
60	19735	19735-14	X	X				189	20047	20047-14	X
61	19735	19735-41	X					190	20047	20047-2	X
62	19735	19735-40	X					191	20047	20047-21	X
63	19735	19735-11	X	X				192	20047	20047-38	X
64	19735	19735-1	X					193	20047	20047-43	X
65	19735	19735-8	X	X				194	20047	20047-30	X
66	19743	19743-9	X					195	20047	20047-35	X
67	19743	19743-5	X					196	20047	20047-9	X
68	19743	19743-14	X					197	20047	20047-36	X
69	19743	19743-10	X					198	20064	20064-3	X
70	19769	19769-10	X					199	20064	20064-10	X
71	19769	19769-13	X					200	20064	20064-8	X
72	19769	19769-1	X					201	20073	20073-1	X
73	19769	19769-14	X					202	20073	20073-2	X
74	19769	19769-15	X					203	20082	20082-4	X
75	19781	19781-7	X	X				204	20082	20082-3	X
76	19781	19781-5	X					205	20086	20086-166	X
77	19781	19781-6	X					206	20086	20086-132	X
78	19788	19788-3	X					207	20086	20086-78	X
79	19788	19788-1	X					208	20086	20086-118	X
80	19788	19788-7	X					209	20086	20086-107	X
81	19788	19788-4	X	X				210	20086	20086-27	X
82	19843	19843-4	X					211	20086	20086-16	X
83	19843	19843-9	X	X				212	20086	20086-1	X
84	19843	19843-5	X	X				213	20086	20086-75	X
85	19843	19843-1	X					214	20086	20086-167	X
86	19853	19853-31	X					215	20086	20086-46	X
87	19853	19853-11	X					216	20086	20086-67	X
88	19853	19853-30	X					217	20086	20086-63	X
89	19853	19853-40	X					218	20086	20086-18	X
90	19853	19853-12	X					219	20086	20086-6	X
91	19853	19853-19	X					220	20086	20086-126	X
92	19853	19853-17	X					221	20086	20086-35	X
93	19853	19853-13	X					222	20086	20086-105	X
94	19853	19853-3	X					223	20086	20086-24	X
95	19853	19853-27	X					224	20086	20086-102	X
96	19853	19853-8	X					225	20086	20086-38	X
97	19853	19853-39	X					226	20086	20086-164	X
98	19853	19853-41	X					227	20086	20086-26	X
99	19853	19853-24	X					228	20086	20086-184	X
100	19853	19853-1	X					229	20086	20086-81	X
101	19853	19853-18	X					230	20086	20086-51	X
102	19853	19853-36	X					231	20086	20086-96	X
103	19853	19853-5	X					232	20086	20086-97	X
104	19853	19853-6	X					233	20086	20086-169	X
105	19853	19853-33	X					234	20086	20086-56	X
106	19853	19853-37	X					235	20086	20086-70	X
107	19853	19853-15	X					236	20086	20086-124	X
108	19853	19853-16	X					237	20086	20086-192	X
109	19863	19863-75	X					238	20086	20086-148	X
110	19863	19863-79	X					239	20086	20086-139	X
111	19863	19863-21	X					240	20086	20086-54	X
112	19863	19863-128	X					241	20086	20086-189	X
113	19863	19863-18	X					242	20086	20086-131	X
114	19863	19863-104	X					243	20086	20086-144	X
115	19863	19863-13	X					244	20086	20086-179	X
116	19863	19863-61	X					245	20086	20086-48	X
117	19863	19863-50	X					246	20086	20086-98	X
118	19863	19863-17	X					247	20086	20086-79	X
119	19863	19863-81	X					248	20086	20086-71	X
120	19863	19863-86	X					249	20086	20086-165	X
121	19863	19863-1	X					250	20086	20086-19	X
122	19863	19863-117	X					251	20086	20086-134	X
123	19863	19863-103	X					252	20086	20086-42	X
124	19863	19863-48	X					253	20095	20095-9	X
125	19863	19863-64	X					254	20095	20095-6	X
126	19863	19863-118	X					255	20095	20095-16	X
127	19863	19863-149	X					256	20095	20095-11	X
128	19863	19863-137	X					257	20095	20095-12	X
129	19863	19863-51	X					258	20095	20095-7	X
259	20095	20095-20	X					407	20443	20443-1	X
260	20095	20095-8	X					408	20451	20451-19	X
261	20095	20095-1	X					409	20451	20451-67	X
262	20095	20095-17	X					410	20451	20451-42	X
263	20095	20095-13	X					411	20451	20451-57	X
264	20095	20095-3	X					412	20451	20451-29	X
265	20095	20095-15	X					413	20451	20451-13	X
266	20095	20095-18	X					414	20451	20451-6	X
267	20095	20095-19	X					415	20451	20451-24	X

Exhibit 1 to Attachment A Page 2 of 3

Sample Property Number	Loan ID	Property ID	Sample Properties 1	Not Reviewed Sample Properties	Added Sample Properties 1	Added Sample Properties 2	Removed Sample Properties	Sample Property Number	Loan ID	Property ID	Sample Properties 1	Not Reviewed Sample Properties	Added Sample Properties 1	Added Sample Properties 2	Removed Sample Properties
268	20095	20095-2	X		416	20451	20451-32	X
269	20095	20095-4	X		417	20451	20451-60	X
270	20095	20095-10	X		418	20451	20451-25	X
271	20095	20095-5	X		419	20451	20451-27	X
272	20098	20098-1	X		420	20451	20451-35	X
273	20098	20098-6	X		421	20451	20451-39	X
274	20099	20099-7	X		422	20451	20451-66	X
275	20099	20099-2	X		423	20451	20451-30	X
276	20099	20099-9	X		424	20451	20451-59	X
277	20105	20105-11	X		425	20467	20467-1	X
278	20105	20105-8	X		426	20467	20467-3	X
279	20105	20105-6	X		427	20467	20467-7	X
280	20131	20131-2	X		428	20467	20467-6	X
281	20131	20131-1	X		429	20467	20467-4	X
282	20131	20131-3	X		430	20503	20503-21	X
283	20203	20203-12	X		431	20503	20503-56	X
284	20203	20203-4	X		432	20503	20503-59	X
285	20203	20203-7	X		433	20503	20503-36	X
286	20203	20203-13	X		434	20503	20503-13	X
287	20203	20203-9	X		435	20503	20503-51	X
288	20203	20203-15	X		436	20503	20503-35	X
289	20208	20208-25	X		437	20503	20503-29	X
290	20208	20208-21	X		438	20503	20503-69	X
291	20208	20208-35	X		439	20503	20503-16	X
292	20208	20208-19	X		440	20503	20503-25	X
293	20208	20208-37	X		441	20503	20503-53	X
294	20208	20208-36	X		442	20503	20503-49	X
295	20208	20208-32	X		443	20503	20503-68	X
296	20208	20208-3	X		444	20503	20503-43	X
297	20208	20208-38	X		445	20503	20503-46	X
298	20208	20208-29	X		446	20503	20503-33	X
299	20208	20208-23	X		447	20503	20503-14	X
300	20234	20234-2	X		448	20588	20588-5	X
301	20234	20234-1	X		449	20588	20588-8	X
302	20234	20234-3	X		450	20588	20588-7	X
303	20281	20281-41	X		451	20595	20595-45	X
304	20281	20281-54	X		452	20595	20595-15	X
305	20281	20281-16	X		453	20595	20595-65	X
306	20281	20281-32	X		454	20595	20595-28	X
307	20281	20281-67	X		455	20595	20595-32	X
308	20281	20281-74	X		456	20595	20595-69	X
309	20281	20281-11	X		457	20595	20595-63	X
310	20281	20281-7	X		458	20595	20595-14	X
311	20281	20281-62	X		459	20595	20595-53	X
312	20281	20281-23	X		460	20595	20595-50	X
313	20281	20281-19	X		461	20595	20595-66	X
314	20281	20281-39	X		462	20595	20595-39	X
315	20281	20281-60	X		463	20595	20595-55	X
316	20281	20281-17	X		464	20595	20595-73	X
317	20281	20281-26	X		465	20595	20595-18	X
318	20281	20281-31	X		466	20595	20595-62	X
319	20281	20281-70	X		467	20595	20595-23	X
320	20281	20281-68	X		468	20595	20595-61	X
321	20281	20281-65	X		469	20595	20595-54	X
322	20281	20281-78	X		470	20595	20595-76	X
323	20281	20281-82	X		471	20595	20595-36	X
324	20281	20281-1	X		472	20595	20595-46	X
325	20281	20281-35	X	X	473	20620	20620-2	X
326	20304	20304-19	X	X	474	20620	20620-3	X
327	20304	20304-17	X	X	475	20620	20620-1	X
328	20304	20304-37	X	X	476	20623	20623-6	X
329	20304	20304-36	X	X	477	20623	20623-13	X
330	20304	20304-52	X	X	478	20623	20623-5	X
331	20304	20304-24	X	X	479	20623	20623-11	X
332	20304	20304-26	X	X	480	20623	20623-4	X
333	20304	20304-3	X	X	481	20623	20623-15	X
334	20304	20304-64	X	X	482	20623	20623-3	X
335	20304	20304-63	X	X	483	20623	20623-10	X
336	20304	20304-54	X	X	484	20623	20623-8	X
337	20304	20304-2	X	X	485	20623	20623-7	X
338	20304	20304-27	X	X	486	20623	20623-14	X
339	20304	20304-72	X	X	487	20623	20623-1	X
340	20304	20304-47	X	X	488	20633	20633-6	X
341	20304	20304-40	X	X	489	20633	20633-3	X
342	20304	20304-34	X	X	490	20698	20698-6	X
343	20304	20304-67	X	X	491	20698	20698-5	X
344	20304	20304-4	X	X	492	20698	20698-3	X
345	20304	20304-7	X	X	493	20719	20719-25	X
346	20304	20304-59	X		494	20719	20719-1	X
347	20320	20320-22	X		495	20719	20719-27	X
348	20320	20320-25	X		496	20719	20719-16	X
349	20320	20320-24	X		497	20719	20719-21	X
350	20320	20320-28	X		498	20719	20719-12	X
351	20320	20320-10	X		499	20719	20719-13	X
352	20320	20320-21	X		500	20719	20719-2	X
353	20320	20320-8	X		501	20719	20719-4	X
354	20322	20322-11	X		502	20719	20719-11	X
355	20322	20322-7	X		503	20719	20719-6	X
356	20322	20322-17	X		504	20719	20719-18	X
357	20322	20322-5	X		505	20719	20719-20	X
358	20322	20322-3	X		506	20719	20719-28	X
359	20322	20322-2	X		507	20719	20719-23	X
360	20322	20322-29	X		508	20719	20719-17	X
361	20322	20322-16	X		509	20719	20719-15	X
362	20346	20346-8	X		510	20719	20719-9	X
363	20346	20346-3	X		511	20719	20719-19	X
364	20346	20346-2	X		512	20719	20719-14	X
365	20347	20347-11	X		513	20719	20719-8	X
366	20347	20347-8	X		514	20719	20719-3	X
367	20347	20347-12	X		515	20719	20719-7	X
368	20347	20347-9	X		516	20719	20719-5	X
369	20364	20364-1	X		517	20719	20719-22	X
370	20364	20364-2	X		518	20719	20719-10	X
371	20364	20364-8	X		519	20719	20719-29	X
372	20370	20370-20	X		520	20719	20719-24	X
373	20370	20370-7	X		521	20719	20719-26	X
374	20370	20370-8	X		522	20734	20734-11	X
375	20370	20370-17	X		523	20734	20734-6	X
376	20370	20370-19	X		524	20734	20734-12	X
377	20370	20370-16	X		525	20734	20734-5	X
378	20370	20370-14	X		526	20739	20739-8	X
379	20377	20377-1	X		527	20739	20739-1	X
380	20377	20377-6	X		528	20739	20739-7	X
381	20377	20377-5	X		529	20739	20739-9	X
382	20377	20377-3	X		530	20739	20739-3	X
383	20378	20378-3	X		531	20739	20739-5	X
384	20378	20378-10	X		532	20739	20739-6	X
385	20378	20378-4	X		533	20747	20747-7	X
386	20378	20378-14	X		534	20747	20747-5	X
387	20378	20378-9	X		535	20747	20747-3	X
388	20378	20378-5	X		536	20747	20747-1	X
389	20378	20378-7	X		537	20747	20747-6	X
390	20378	20378-16	X		538	20747	20747-4	X
391	20378	20378-8	X		539	20747	20747-2	X
392	20378	20378-2	X		540	20773	20773-16	X
393	20378	20378-1	X		541	20773	20773-13	X
394	20382	20382-3	X		542	20773	20773-8	X
395	20382	20382-5	X		543	20773	20773-5	X
396	20382	20382-2	X		544	20773	20773-12	X
397	20382	20382-4	X		545	20773	20773-15	X
398	20382	20382-1	X		546	20797	20797-5	X
399	20383	20383-4	X		547	20797	20797-4	X
400	20383	20383-3	X		548	20797	20797-2	X
401	20383	20383-1	X		549	20808	20808-1	X
402	20430	20430-1	X		550	20808	20808-3	X
403	20430	20430-2	X		551	20814	20814-6	X
404	20443	20443-5	X		552	20814	20814-24	X
405	20443	20443-7	X		553	20814	20814-49	X
406	20443	20443-4	X		554	20814	20814-29	X

Exhibit 1 to Attachment A Page 3 of 3

Sample Property Number	Loan ID	Property ID	Sample Properties 1	Not Reviewed Sample Properties	Added Sample Properties 1	Added Sample Properties 2	Removed Sample Properties	Sample Property Number	Loan ID	Property ID	Sample Properties 1	Not Reviewed Sample Properties	Added Sample Properties 1	Added Sample Properties 2	Removed Sample Properties
555	20814	20814-4	X	676	21068	21068-35	X
556	20814	20814-26	X	677	21068	21068-66	X
557	20814	20814-32	X	678	21068	21068-19	X
558	20814	20814-16	X	679	21068	21068-4	X
559	20814	20814-41	X	680	21068	21068-57	X
560	20814	20814-37	X	681	21068	21068-84	X
561	20814	20814-20	X	682	21068	21068-88	X
562	20814	20814-40	X	683	21068	21068-22	X
563	20814	20814-8	X	684	21068	21068-118	X
564	20814	20814-63	X	685	21068	21068-16	X
565	20814	20814-19	X	686	21068	21068-116	X
566	20814	20814-21	X	687	21068	21068-75	X
567	20814	20814-1	X	688	21068	21068-40	X
568	20814	20814-44	X	689	21068	21068-104	X
569	20814	20814-62	X	690	21068	21068-14	X
570	20815	20815-1	X	691	21068	21068-13	X
571	20815	20815-2	X	692	21068	21068-27	X
572	20842	20842-8	X	693	21068	21068-60	X
573	20842	20842-53	X	694	21068	21068-34	X
574	20842	20842-14	X	695	21068	21068-30	X
575	20842	20842-33	X	696	21068	21068-117	X
576	20842	20842-34	X	697	21068	21068-23	X
577	20842	20842-16	X	698	21068	21068-45	X
578	20842	20842-6	X	699	21096	21096-7	X
579	20842	20842-28	X	700	21096	21096-1	X
580	20842	20842-62	X	701	21096	21096-9	X
581	20842	20842-48	X	702	21096	21096-3	X
582	20842	20842-40	X	703	21743	21743-1	X
583	20842	20842-66	X	704	21743	21743-2	X
584	20842	20842-36	X	705	21743	21743-4	X
585	20842	20842-1	X	706	21743	21743-3	X
586	20842	20842-21	X	707	21775	21775-7	X
587	20842	20842-75	X	708	21775	21775-5	X
588	20842	20842-5	X	709	21775	21775-9	X
589	20842	20842-13	X	710	22991	22991-26	X
590	20842	20842-59	X	711	22991	22991-2	X
591	20842	20842-64	X	712	22991	22991-25	X
592	20962	20962-20	X	713	22991	22991-30	X
593	20962	20962-19	X	714	22991	22991-13	X
594	20962	20962-12	X	715	22991	22991-23	X
595	20962	20962-21	X	716	22991	22991-15	X
596	20962	20962-16	X	717	22991	22991-18	X
597	20962	20962-9	X	718	22991	22991-4	X
598	20962	20962-14	X	719	22991	22991-35	X
599	20967	20967-4	X	720	22992	22992-4	X
600	20967	20967-19	X	721	22992	22992-2	X
601	20967	20967-16	X	722	23028	23028-72	X
602	20967	20967-7	X	723	23028	23028-3	X
603	20967	20967-12	X	724	23028	23028-12	X
604	20967	20967-11	X	725	23028	23028-53	X
605	20967	20967-22	X	726	23028	23028-77	X
606	20970	20970-5	X	727	23028	23028-28	X
607	20970	20970-3	X	728	23028	23028-64	X
608	20993	20993-47	X	729	23028	23028-9	X
609	20993	20993-43	X	730	23028	23028-57	X
610	20993	20993-21	X	731	23028	23028-82	X
611	20993	20993-54	X	732	23028	23028-6	X
612	20993	20993-57	X	733	23028	23028-62	X
613	20993	20993-13	X	734	23028	23028-56	X
614	20993	20993-17	X	735	23028	23028-25	X
615	20993	20993-52	X	736	23028	23028-54	X
616	20993	20993-27	X	737	23028	23028-40	X
617	20993	20993-19	X	738	23028	23028-79	X
618	20993	20993-49	X	739	23028	23028-60	X
619	20993	20993-34	X	740	23028	23028-7	X
620	20993	20993-40	X	741	23028	23028-51	X
621	20993	20993-16	X	742	23028	23028-83	X
622	20993	20993-6	X	743	23062	23062-1	X
623	20993	20993-38	X	744	23062	23062-3	X
624	21003	21003-12	X	745	23094	23094-6	X
625	21003	21003-18	X	746	23094	23094-5	X
626	21003	21003-7	X	747	23094	23094-9	X
627	21003	21003-9	X	748	23094	23094-20	X
628	21003	21003-11	X	749	23094	23094-22	X
629	21003	21003-4	X	750	23094	23094-12	X
630	21003	21003-16	X	751	23094	23094-15	X
631	21003	21003-6	X	752	19735	19735-16		X
632	21003	21003-10	X	753	19735	19735-31		X
633	21003	21003-8	X	754	19735	19735-33		X
634	21003	21003-3	X	755	19735	19735-34		X
635	21003	21003-17	X	756	19735	19735-7		X
636	21003	21003-1	X	757	19735	19735-26		X
637	21003	21003-20	X	758	19781	19781-8		X
638	21003	21003-19	X	759	19843	19843-3		X
639	21003	21003-5	X	760	19843	19843-8		X
640	21003	21003-15	X	761	19843	19843-9		X
641	21003	21003-14	X	762	19772	19772-5			X
642	21003	21003-2	X	763	19772	19772-7			X
643	21003	21003-13	X	764	19772	19772-10			X
644	21026	21026-7	X	765	19772	19772-1			X
645	21026	21026-2	X	766	19772	19772-4			X
646	21026	21026-9	X	767	21405	21405-49			X
647	21026	21026-11	X	768	21405	21405-30			X
648	21040	21040-4	X	769	21405	21405-27			X
649	21040	21040-5	X	770	21405	21405-4			X
650	21040	21040-6	X	771	21405	21405-9			X
651	21040	21040-3	X	772	21405	21405-31			X
652	21046	21046-15	X	773	21405	21405-15			X
653	21046	21046-1	X	774	21405	21405-40			X
654	21046	21046-12	X	775	21405	21405-32			X
655	21046	21046-2	X	776	21405	21405-23			X
656	21049	21049-14	X	777	21405	21405-2			X
657	21049	21049-8	X	778	21405	21405-50			X
658	21049	21049-24	X	779	21405	21405-3			X
659	21049	21049-27	X	780	21737	21737-5			X
660	21049	21049-31	X	781	21737	21737-4			X
661	21049	21049-18	X	782	21737	21737-9			X
662	21049	21049-25	X	783	22883	22883-34			X
663	21049	21049-12	X	784	22883	22883-42			X
664	21050	21050-11	X	785	22883	22883-22			X
665	21050	21050-10	X	786	22883	22883-25			X
666	21050	21050-4	X	787	22883	22883-5			X
667	21050	21050-12	X	788	22883	22883-10			X
668	21068	21068-110	X	789	22883	22883-39			X
669	21068	21068-54	X	790	22883	22883-17			X
670	21068	21068-28	X	791	22883	22883-8			X
671	21068	21068-68	X	792	22883	22883-6			X
672	21068	21068-67	X	793	22883	22883-15			X
673	21068	21068-3	X	794	23127	23127-2			X
674	21068	21068-102	X	795	23127	23127-1			X
675	21068	21068-105	X

Exhibit 2 to Attachment A Page 1 of 3

Property Sampling Schedule

Mortgage Loan Population	Loan ID provided by CoreVest

Preliminary Mortgage Loans 1	19534
19536
19544
19545
19547
19599
19658
19735
19743
19769
19781
19788
19843
19853
19863
19869
20005
20033
20040
20046
20047
20064
20073
20082
20086
20095
20098
20099
20105
20131
20203
20208
20234
20281
20304
20320
20322
20346

Exhibit 2 to Attachment A Page 2 of 3

Mortgage Loan Population	Loan ID provided by CoreVest

Preliminary Mortgage Loans 1	20347
(continued)	20364
20370
20377
20378
20382
20383
20430
20443
20451
20467
20503
20588
20595
20620
20623
20633
20698
20719
20734
20739
20747
20773
20797
20808
20814
20815
20842
20962
20967
20970
20993
21003
21026
21040
21046
21049
21050
21068
21096

Exhibit 2 to Attachment A Page 3 of 3

Mortgage Loan Population	Loan ID provided by CoreVest

Preliminary Mortgage Loans 1	21743
(continued)	21775
22991
22992
23028
23062
23094

Preliminary Mortgage Loans 2	19735
19781
19843

Preliminary Mortgage Loans 3	19772
21405
21737
22883
23127

Exhibit 3 to Attachment A Page 1 of 3

Base Property Sample Characteristics and Property Source Documents

Base Property Sample Characteristic	Property Source Document(s)	Notes

Address (Street)	Appraisal or BPO	1., 2., 3.
City	Appraisal or BPO	1., 2.
Cut-Off Date Valuation Date	Appraisal or BPO	1., 2.
Cut-Off Date Valuation Type	Appraisal or BPO	1., 2., 4.
Cut-Off Date Value	Appraisal or BPO	1., 2.
Number Bedrooms	(a) Appraisal or BPO or	1., 2., 5.
(b) Appraisal or BPO and recalculation
Number of Bathrooms	(a) Appraisal or BPO or	1., 2., 6.
(b) Appraisal or BPO and recalculation
Number of Units	Appraisal or BPO	1., 2.
Property Type	Appraisal or BPO	1., 2., 7.
State	Appraisal or BPO	1., 2.
Swimming Pool (Y/N)	Appraisal or BPO	1., 2., 8.
Total Square Footage	(a) Appraisal or BPO or	1., 2., 9.
(b) Appraisal or BPO and recalculation
Year Built	(a) Appraisal or BPO or	1., 2., 10.
(b) Appraisal or BPO and recalculation
Zip Code	Appraisal or BPO	1., 2.

Notes:

1.
For each Sample Property for which CoreVest, on behalf of the Depositor, provided more than one Appraisal and/or BPO Property Source Document, CoreVest, on behalf of the Depositor, instructed us to use the Appraisal and/or BPO Property Source Document with the most recent valuation date.

2.
With respect to certain Sample Properties, the applicable Property Source Document contains conflicting information relating to certain Base Property Sample Characteristics. For such Sample Properties, CoreVest, on behalf of the Depositor, instructed us to note agreement if the information on the Property Data File for a Base Property Sample Characteristic agreed with any of the information on the corresponding Property Source Document which relates to such Base Property Sample Characteristic. We performed no procedures to reconcile any conflicting information which exists on the Property Source Documents for any of the Base Property Sample Characteristics.

3.
For the purpose of comparing the "Address (Street)" Base Property Sample Characteristic, CoreVest, on behalf of the Depositor, instructed us to ignore differences that are due to truncation, abbreviation or punctuation.

Exhibit 3 to Attachment A Page 2 of 3

Notes: (continued)

4.
CoreVest, on behalf of the Depositor, indicated that the five possible values for the "Cut-Off Date Valuation Type" Base Property Sample Characteristic are "Interior BPO," "Exterior BPO," "Appraisal," "Exterior Appraisal" or "RAR." For the purpose of comparing the "Cut-Off Date Valuation Type" Base Property Sample Characteristic for each Sample Property where the applicable Property Source Document did not specifically state "Interior BPO," "Exterior BPO," "Appraisal," "Exterior Appraisal" or "RAR," CoreVest, on behalf of the Depositor, instructed us to use "Interior BPO" for the "Cut-Off Date Valuation Type" Base Property Sample Characteristic.

5.	For the purpose of comparing the "Number Bedrooms" Base Property Sample Characteristic, CoreVest, on behalf of the Depositor, provided the following instructions:

a.
For each Sample Property with the "Number of Units" value equal to 1, as shown on the Property Data File, compare the "Number Bedrooms," as shown on the Property Data File, to the corresponding information in the applicable Property Source Document.

	b.	For each Sample Property with the "Number of Units" value greater than 1, as shown on the Property Data File:
		(i)	Recalculate the "Number Bedrooms" for the Sample Property as the sum of the "Number Bedrooms" for all units corresponding to such Sample Property, as shown on the Property Data File, and
		(ii)	Compare the result of (i) above to the corresponding information in the applicable Property Source Document.

6.	For the purpose of comparing the "Number of Bathrooms" Base Property Sample Characteristic, CoreVest, on behalf of the Depositor, provided the following instructions:

a.
For each Sample Property with the "Number of Units" value equal to 1, as shown on the Property Data File, compare the "Number of Bathrooms," as shown on the Property Data File, to the corresponding information in the applicable Property Source Document.

	b.	For each Sample Property with the "Number of Units" value greater than 1, as shown on the Property Data File:
		(i)	Recalculate the "Number of Bathrooms" for the Sample Property as the sum of the "Number of Bathrooms" for all units corresponding to such Sample Property, as shown on the Property Data File, and
		(ii)	Compare the result of (i) above to the corresponding information in the applicable Property Source Document.

7.
For the purpose of comparing the "Property Type" Base Property Sample Characteristic for each Sample Property with an attached unit, as shown in the applicable Property Source Document, CoreVest, on behalf of the Depositor, instructed us to use "townhome" as the "Property Type" Base Property Sample Characteristic.

Exhibit 3 to Attachment A Page 3 of 3

Notes: (continued)

8.
For the purpose of comparing the "Swimming Pool (Y/N)" Base Property Sample Characteristic for each Sample Property for which the applicable Property Source Document did not specifically state if the Sample Property has a swimming pool, CoreVest, on behalf of the Depositor, instructed us to use "N" for the "Swimming Pool (Y/N)" Base Property Sample Characteristic.

9.	For the purpose of comparing the "Total Square Footage" Base Property Sample Characteristic for each Sample Property, CoreVest, on behalf of the Depositor, provided the following instructions:

a.
For each Sample Property with the "Number of Units" value equal to 1, as shown on the Property Data File, compare the "Total Square Footage," as shown on the Property Data File, to the corresponding information in the applicable Property Source Document.

	b.	For each Sample Property with the "Number of Units" value greater than 1, as shown on the Property Data File:
		(i)	Recalculate the "Total Square Footage" for the Sample Property as the sum of the "Total Square Footage" for all units corresponding to such Sample Property, as shown on the Property Data File, and
		(ii)	Compare the result of (i) above to the corresponding information in the applicable Property Source Document.

10.
For the purpose of comparing the "Year Built" Base Property Sample Characteristic for each Sample Property for which the applicable Property Source Document did not specifically state the year built, CoreVest, on behalf of the Depositor, instructed us to recalculate the "Year Built" of each Sample Property by subtracting the property age (in years), as shown in the applicable Property Source Document, from the year of the "Cut-Off Date Valuation Date," as shown on the Property Data File.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, qualifications, assumptions and methodologies provided by CoreVest, on behalf of the Depositor, that are described in the notes above.

Exhibit 4 to Attachment A Page 1 of 3

Sample Properties 1 Base Property Sample Characteristic Differences

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File 1 Value	Property Source Document Value

47	Cut-Off Date Valuation Date	10/12/2016	10/19/2016

56	Year Built	2009	1996

64	Number Bedrooms	3	42
	Number of Bathrooms	2	28
	Total Square Footage	1,075	15,050

77	Number Bedrooms	3	4
	Number of Bathrooms	2	3
	Total Square Footage	1,298	1,802

205	Cut-Off Date Valuation Type	Appraisal	Exterior Appraisal

256	Total Square Footage	3,640.2	3,640

258	Total Square Footage	3,250.9	3,251

270	Total Square Footage	1,583	1,553

285	Number of Bathrooms	2.5	1.5

442	Address (Street)	[Redacted]	[Redacted]
	Property Type	Townhome	Condo

451	Zip Code	28401	28405

462	Zip Code	28401	28405

467	Number Bedrooms	5	6

469	Number of Bathrooms	1	2

472	Zip Code	28401	28405

Exhibit 4 to Attachment A Page 2 of 3

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File 1 Value	Property Source Document Value

479	Cut-Off Date Valuation Date	02/17/2017	03/08/2017

494	Cut-Off Date Valuation Date	06/08/2017	06/06/2017

527	Cut-Off Date Valuation Date	06/28/2017	04/28/2017

528	Number Bedrooms	8	10
	Number of Bathrooms	8	5
	Total Square Footage	5,384	5,354
	Year Built	1929	1900

530	Zip Code	25311	25301

557	City	Atlanta	College Park

625	Number of Bathrooms	5	4
	Zip Code	07522	07501

629	Zip Code	07524	07501

640	City	Paterson	West New York

644	Number Bedrooms	3	2

671	Property Type	SFR	Townhome

682	Address (Street)	[Redacted]	[Redacted]
	Property Type	Townhome	Condo

720	Year Built	1895	1885

749	Total Square Footage	1,426	1,380
	Year Built	2000	1998

Exhibit 4 to Attachment A Page 3 of 3

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File 1 Value	Property Source Document Value

751	Zip Code	36207	36203

Exhibit 5 to Attachment A Page 1 of 9

Compared Mortgage Loan Characteristics and Mortgage Loan Source Documents

Underwriting Information: (see Note 1)

Compared Mortgage Loan Characteristic	Mortgage Loan Source Document(s)

UW Annual Rent ($)	Underwriting Summary
UW Other Income ($)	Underwriting Summary
UW Credit and Vacancy Loss ($)	Underwriting Summary
UW Effective Gross Income ($)	Underwriting Summary
UW Annual Property Management Fee ($)	Underwriting Summary
UW Annual Marketing and Leasing Costs ($)	Underwriting Summary
UW Repairs and Maintenance ($)	Underwriting Summary
UW Annual Insurance Costs ($)	Underwriting Summary
UW Annual HOA/Special Assessment Fees ($)	Underwriting Summary
UW Annual Real Estate Taxes ($)	Underwriting Summary
UW Annual Turnover Costs ($)	Underwriting Summary
UW Annual Landscaping ($)	Underwriting Summary
UW Annual Other Costs ($)	Underwriting Summary
UW Annual Expenses ($)	Underwriting Summary
UW Annual Net Operating Income ($)	Underwriting Summary
UW Annual CapEx Reserve ($)	Underwriting Summary
UW Annual Net Cash Flow ($)	Underwriting Summary
Value at Origination ($)	Underwriting Summary
6/30 Occupancy	6.30.2017 Reporting Numbers Document
NOI as of 6/30	6.30.2017 Reporting Numbers Document
NCF as of 6/30	6.30.2017 Reporting Numbers Document
% HOA (see Note 2)	Underwriting Summary, Loan Agreement or Loan Modification Agreement
% Section 8 (see Note 3)	Underwriting Summary
Occupancy as of Origination	Underwriting Summary

Reserve and Escrow Information:

Compared Mortgage Loan Characteristic	Mortgage Loan Source Documents

Monthly Tax Escrow	Loan Agreement or Loan Modification Agreement
Monthly Insurance Escrow	Loan Agreement or Loan Modification Agreement
Monthly Capital Expenditure Escrow ($)	Loan Agreement or Loan Modification Agreement

Exhibit 5 to Attachment A Page 2 of 9

Reserve and Escrow Information: (continued)

Compared Mortgage Loan Characteristic	Mortgage Loan Source Documents

Upfront Leasing Escrow ($)	Loan Agreement or Loan Modification Agreement
Monthly Leasing Escrow ($)	Loan Agreement or Loan Modification Agreement
Upfront Interest Escrow ($)	Loan Agreement or Loan Modification Agreement
Monthly Interest Escrow ($)	Loan Agreement or Loan Modification Agreement
Upfront Deferred Maintenance Escrow ($)	Loan Agreement or Loan Modification Agreement
Monthly Deferred Maintenance Escrow ($)	Loan Agreement or Loan Modification Agreement

Mortgage Loan Information:

Compared Mortgage Loan Characteristic	Mortgage Loan Source Document(s)

Loan Originator	Loan Agreement or Loan Modification Agreement
Borrower	Loan Agreement or Loan Modification Agreement
Guarantor	Guaranty Agreement
Guarantor FICO (see Note 4)	Credit Report
Sponsor	Loan Agreement or Loan Modification Agreement
Origination Date	Promissory Note, Loan Agreement or Loan Modification Agreement
Payment Date	Loan Agreement or Loan Modification Agreement
First Payment Date (see Note 5)	Loan Agreement or Loan Modification Agreement
Initial Maturity Date	Loan Agreement or Loan Modification Agreement
Mortgage Loan Initial Funded Amount ($)	Loan Agreement or Loan Modification Agreement
Monthly Debt Service ($) (see Note 6)	Loan Agreement, Loan Modification Agreement or Midland Servicing Report
Rate Type	Loan Agreement or Loan Modification Agreement
Interest Rate	Loan Agreement or Loan Modification Agreement
Interest Rate Accrual	Loan Agreement or Loan Modification Agreement
Amortization Type	Loan Agreement or Loan Modification Agreement
IO Term (months) (See Note 7)	Loan Agreement or Loan Modification Agreement

Exhibit 5 to Attachment A Page 3 of 9

Mortgage Loan Information: (continued)

Compared Mortgage Loan Characteristic	Mortgage Loan Source Document(s)

Recourse (Y/N)	Guaranty Agreement
Prepayment Provision (see Note 8)	Loan Agreement or Loan Modification Agreement
Original Yield Maintenance Period (see Notes 8 and 9)	Loan Agreement or Loan Modification Agreement
Other Prepayment Provision	Loan Agreement or Loan Modification Agreement
Open Period (see Notes 8 and 9)	Loan Agreement or Loan Modification Agreement
YM Calculation Method (PV or Int Diff)	Loan Agreement or Loan Modification Agreement
Calc'd Through (Maturity or Open)	Loan Agreement or Loan Modification Agreement
PV Discount Treasury Projection Term (Maturity or Open)	Loan Agreement or Loan Modification Agreement
PV Discount Treasury Compounding Type (MEY or BEY)	Loan Agreement or Loan Modification Agreement
SPE (Y/N)	Loan Agreement or Loan Modification Agreement
Independent Director (Y/N)	Loan Agreement or Loan Modification Agreement
Substitution Permitted (Y/N)	Loan Agreement or Loan Modification Agreement
Partial Release Permitted (Y/N)	Loan Agreement or Loan Modification Agreement
Substitution Provision Description	Loan Agreement or Loan Modification Agreement
Partial Release Provisions	Loan Agreement or Loan Modification Agreement
Partial Release Premium	Loan Agreement or Loan Modification Agreement
Grace Period (Late Fee)	Loan Agreement or Loan Modification Agreement
Grace Period (Principal and Interest)	Loan Agreement or Loan Modification Agreement
Existing Secondary Financing (Y/N)	Loan Agreement or Loan Modification Agreement
Secondary Financing Amount (Existing)	Loan Agreement or Loan Modification Agreement
Secondary Financing Description	Loan Agreement or Loan Modification Agreement
Future Secondary Financing Allowed (Y/N) (see Note 10)	Loan Agreement or Loan Modification Agreement
Future Secondary Financing Description	Loan Agreement or Loan Modification Agreement
Lockbox Type (see Note 11)	Loan Agreement or Loan Modification Agreement
Lockbox Trigger	Loan Agreement or Loan Modification Agreement
Cash Management Type (see Note 12)	Loan Agreement or Loan Modification Agreement
Cash Management and Cash Trap Trigger (for Springing Cash Management) and Cash Trap Trigger (for Hard Cash Management)	Loan Agreement or Loan Modification Agreement
Number of Properties	Loan Agreement, Loan Modification Agreement or Underwriting Summary
Multiple Borrowers (Y/N)	Loan Agreement or Loan Modification Agreement

Exhibit 5 to Attachment A Page 4 of 9

Notes:

1.
For the purpose of comparing the "Underwriting Information" Compared Mortgage Loan Characteristics that are expressed as dollar values, CoreVest, on behalf of the Depositor, instructed us to ignore differences of +/- $2.00 or less.

2.	For the purpose of comparing the "% HOA" Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to divide:
	a.	The number of Mortgaged Properties that secure the Mortgage Loan which have an associated HOA fee under the "HOA" column on the underwriting summary Mortgage Loan Source Document by
	b.	The total number of Mortgaged Properties that secure the Mortgage Loan, as shown in the loan agreement, loan modification agreement or underwriting summary Mortgage Loan Source Document.

3.	For the purpose of comparing the "% Section 8" Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to divide:
	a.	The total number of units at the Mortgaged Properties that secure the Mortgage Loan which have "Y" under the "Section 8" column on the underwriting summary Mortgage Loan Source Document by
	b.	The total number of units at the Mortgaged Properties that secure the Mortgage Loan, as shown on the underwriting summary Mortgage Loan Source Document.

4.	For the purpose of comparing the "Guarantor FICO" Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, provided the following instructions:

	a.	Use "N/A" for each Mortgage Loan with "N" for the "Recourse (Y/N)" Compared Mortgage Loan Characteristic, as shown on the Preliminary Mortgage Loan Data File.

	b.	For each Mortgage Loan that has:
		i.	One "Guarantor" and
ii.
"Y" for the "Recourse (Y/N)" Compared Mortgage Loan Characteristic, both as shown on the Preliminary Mortgage Loan Data File, use (a) the highest FICO score of the "Guarantor" for the "Guarantor FICO" Compared Mortgage Loan Characteristic if two FICO scores are listed on the credit report Mortgage Loan Source Document, and (b) the median FICO score of the "Guarantor" for the "Guarantor FICO" Compared Mortgage Loan Characteristic if three FICO scores are listed on the credit report Mortgage Loan Source Document.

	c.	For each Mortgage Loan that has:
		i.	More than one "Guarantor," as shown on the guaranty agreement Mortgage Loan Source Document and
		ii.	"Y" for the "Recourse (Y/N)" Compared Mortgage Loan Characteristic, as shown on the Preliminary Mortgage Loan Data File,

follow the methodology described in item b. above to determine the FICO score for each "Guarantor," and use the highest resulting FICO score for the "Guarantor FICO" Compared Mortgage Loan Characteristic.

Exhibit 5 to Attachment A Page 5 of 9

Notes: (continued)

5.
For the purpose of comparing the "First Payment Date" Compared Mortgage Loan Characteristic for each Mortgage Loan, we were instructed by CoreVest, on behalf of the Depositor, to assume that the "First Payment Date" is the ninth (9th) day of the calendar month following the first full "Interest Accrual Period" (as defined on the applicable loan agreement or loan modification agreement Mortgage Loan Source Document).

6.	For the purpose of comparing the "Monthly Debt Service ($)" Compared Mortgage Loan Characteristic for each Mortgage Loan except for:
a.
Mortgage Loans with an "Amortization Type" of "Amortizing Balloon" and which do not have a stated monthly debt service amount in the applicable loan agreement or loan modification agreement Mortgage Loan Source Document (the "Recalculated Amortizing Mortgage Loans"), which are described in the second, third and fourth paragraphs of this Note 6 and

	b.	The Interest Only Mortgage Loans (as defined below in this Note 6), which are described in the fifth paragraph of this Note 6,

CoreVest, on behalf of the Depositor, instructed us to Use the stated "Monthly Debt Service ($)" amount that is shown on the applicable loan agreement or loan modification agreement Mortgage Loan Source Document.

For the purpose of comparing the "Monthly Debt Service ($)" Compared Mortgage Loan Characteristic for each Recalculated Amortizing Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to recalculate the "Monthly Debt Service ($)" Compared Mortgage Loan Characteristic using the "PMT" function in Microsoft Excel and the:

		i.	Mortgage Loan Initial Funded Amount ($), as shown on the Preliminary Mortgage Loan Data File,
		ii.	Interest Rate, as shown on the Preliminary Mortgage Loan Data File (adjusted as described in the succeeding paragraph of this Note 6) and
		iii.	Principal amortization period, as shown in the loan agreement or loan modification agreement Mortgage Loan Source Document of each Recalculated Amortizing Mortgage Loan.

For the purpose of the "Monthly Debt Service ($)" recalculation described above for each Recalculated Amortizing Mortgage Loan, all of which have an "Interest Rate Accrual" of "Actual/360," as shown on the Preliminary Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to multiply the "Interest Rate," as shown on the Preliminary Mortgage Loan Data File, by a fraction equal to 365/360.

In addition to comparing the recalculated "Monthly Debt Service ($)" for each Recalculated Amortizing Mortgage Loan to the corresponding information on the Preliminary Mortgage Loan Data File, CoreVest, on behalf of the Depositor, also instructed us to compare the "Monthly Debt Service ($)" for each Recalculated Amortizing Mortgage Loan, as shown on the Preliminary Mortgage Loan Data File, to the corresponding information on the Midland servicing report Mortgage Loan Source Document. All such compared information was in agreement.

Exhibit 5 to Attachment A Page 6 of 9

Notes: (continued)

6.	(continued)

For the purpose of comparing the "Monthly Debt Service ($)" Compared Mortgage Loan Characteristic for Mortgage Loans with an "Amortization Type" of "Interest Only," as shown on the Preliminary Mortgage Loan Data File (the "Interest Only Mortgage Loans"), all of which have an "Interest Rate Accrual" of "Actual/360," as shown on the Preliminary Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to recalculate the "Monthly Debt Service ($)" Compared Mortgage Loan Characteristic as 1/12th of the product of:

	a.	The "Mortgage Loan Initial Funded Amount ($)," as shown on the Preliminary Mortgage Loan Data File,
	b.	The "Interest Rate," as shown on the Preliminary Mortgage Loan Data File, and
	c.	365/360.

7.
For the Mortgage Loans with an "Amortization Type" of "Amortizing Balloon," as shown on the Preliminary Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to use "N/A" for the "IO Term (months)" Compared Mortgage Loan Characteristic.

For the Interest Only Mortgage Loans, CoreVest, on behalf of the Depositor, instructed us to use the "Original Term to Maturity (months)" (as defined in Item 13. of Attachment A) value on the Preliminary Mortgage Loan Data File for the "10 Term (months)" Compared Mortgage Loan Characteristic.

8.	For certain Mortgage Loans, the loan agreement or loan modification agreement Mortgage Loan Source Document contains:
	a.	A definition for "Par Prepayment Date," which is shown as a certain "Payment Date" (e.g., the 114th Payment Date),
	b.	A definition for "Payment Date," which is defined as "with respect to each Interest Accrual Period, the ninth (9th) day of the calendar month immediately succeeding such Interest Accrual Period" and
c.
A definition for "Interest Accrual Period," which is defined as "each period from and including the first day of a calendar month through and including the last day of such calendar month. Notwithstanding the foregoing, the first Interest Accrual Period shall commence on and include the Closing Date."

For the purpose of comparing the:
	a.	Prepayment Provision,
	b.	Original Yield Maintenance Period and
	c.	Open Period

Compared Mortgage Loan Characteristics for each Mortgage Loan described in the preceding paragraph, CoreVest, on behalf of the Depositor, instructed us to assume that for the purpose of determining the "Par Prepayment Date," the first "Payment Date" is the 9th day of the calendar month which follows the calendar month in which the "Closing Date" occurs (the "Stub Payment Date 1"), even though:

		i.	There will not be a debt service payment made on the Stub Payment Date 1 and
ii.
The "First Payment Date" of the Mortgage Loan, as shown on the Preliminary Mortgage Loan Data File, will be the 9th day of the second calendar month which follows the calendar month in which the "Closing Date" occurs.

Exhibit 5 to Attachment A Page 7 of 9

Notes: (continued)

9.	For the purpose of comparing the:
	a.	Original Yield Maintenance Period and
	b.	Open Period
Compared Mortgage Loan Characteristics for each Mortgage Loan, we were instructed by CoreVest, on behalf of the Depositor, to:
i.
Include the number of "Payment Dates" from and including the "First Payment Date" through and including the "Initial Maturity Date" of the Mortgage Loan on which the borrower is required to remit a yield maintenance payment in connection with a voluntary prepayment of the Mortgage Loan as the "Original Yield Maintenance Period" of the Mortgage Loan (in accordance with the additional instructions provided by CoreVest, on behalf of the Depositor, which are described in Note 8 above) and

ii.
Include the number of "Payment Dates" from and including the "First Payment Date" through and including the "Initial Maturity Date" of the Mortgage Loan on which the borrower can voluntarily prepay the Mortgage Loan without the payment of a yield maintenance payment or a prepayment premium as the "Open Period" of the Mortgage Loan (in accordance with the additional instructions provided by CoreVest, on behalf of the Depositor, which are described in Note 8 above), both as shown on the applicable loan agreement or loan modification agreement Mortgage Loan Source Document.

10.
For the purpose of comparing the "Future Secondary Financing Allowed (Y/N)" Compared Mortgage Loan Characteristic for each Mortgage Loan that references a "Permitted Mezzanine Loan" in the loan agreement or loan modification Mortgage Loan Source Document, as applicable, we were instructed by CoreVest, on behalf of the Depositor, to assume that this "Permitted Mezzanine Loan" debt does not constitute additional debt that may be placed by the borrower on the collateral that secures the Mortgage Loan, and to use "N" for the "Future Secondary Financing Allowed (Y/N)" Compared Mortgage Loan Characteristic.

Exhibit 5 to Attachment A Page 8 of 9

Notes: (continued)

11.	For the purpose of comparing the "Lockbox Type" Compared Mortgage Loan Characteristic, CoreVest, on behalf of the Depositor, instructed us to use the following definitions:

a.
Springing - As of the Closing Date of the Mortgage Loan, the borrower and/or related property manager is required to deposit any rent it receives in a rent deposit account or restricted account, as applicable. Upon the occurrence of an event of default or certain trigger events under the loan documents, the lender requires or has the option to require the borrower to direct tenants to deposit funds directly to a lockbox account or restricted account, as applicable.

	b.	Hard - As of the Closing Date of the Mortgage Loan, there is an established lockbox account controlled by the lender into which tenants are required to deposit rents directly.

	c.	N/A - As of the Closing Date of the Mortgage Loan, either:
		i.	The borrower or the related property manager is not required to deposit any rent it receives in the rent deposit account within a specified number of days of receipt,
ii.
The borrower or the related property manager is required to deposit any rent it receives in the rent deposit account within a specified number of days of receipt, however, there are no requirements for the borrower to direct tenants to deposit funds directly to a rent deposit account upon the occurrence of an event of default or certain trigger events under the loan documents, or

iii.
The borrower of the related property manager is not required to deposit any rent it receives in the rent deposit account within a specified number of days of receipt. Upon the occurrence of an event of default or certain trigger events under the loan documents, the lender has the option to require the borrower to direct tenants to deposit funds directly to an account designated by the lender or to such other third party as directed by the lender.

12.	For the purpose of comparing the "Cash Management Type" Compared Mortgage Loan Characteristic, CoreVest, on behalf of the Depositor, instructed us to use the following definitions:

a.
Springing - Prior to an event of default or certain trigger events that are described in the loan agreement or loan modification agreement Mortgage Loan Source Documents, all cash on deposit in a rent deposit account is released periodically to the borrower. Upon the occurrence an event of default or certain trigger events that are described in the loan agreement or loan modification agreement Mortgage Loan Source Documents, all cash on deposit in the rent deposit account will be swept to a lender controlled cash management account and will be applied in accordance with the terms of the loan agreement or loan modification agreement Mortgage Loan Source Documents.

b.
Hard - As of the Closing Date of the Mortgage Loan, all cash on deposit in the rent deposit account is swept to a lender controlled cash management account and is applied in accordance with the terms of the loan agreement or loan modification agreement Mortgage Loan Source Documents.

Exhibit 5 to Attachment A Page 9 of 9

Notes: (continued)

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, qualifications, assumptions, methodologies and exceptions provided by CoreVest, on behalf of the Depositor, that are described in the notes above.

Exhibit 6 to Attachment A

Provided Mortgage Loan Characteristics

Characteristic

Loan Seller
Loan Owner
Loan ID
Loan
Cut Off Date
Next Due Date
Loan Purpose
Refinance Type
Lien Position
Number of Units
Cut Off Date Value ($)
Rent Rolls (Y/N)
Frequency of Rent Rolls
Operating Statement (Y/N)
Frequency of Operating Statements
Property Manager
Property Manager Type
Servicer
Servicing Fee ($)
Servicing Fee Rate
Trustee/Note Administrator Fee Rate
CREFC® License Fee Rate
Special Servicing Fee
Property Management Consultant Fee
Occupancy as of Date
Rent Rolls Required as of 6/30 (Y/N)
Operating Statement Required as of 6/30 (Y/N)
Rank Loan Number

Note:	We performed no procedures to determine the accuracy, completeness or reasonableness of the Provided Mortgage Loan Characteristics.